SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        UNDER SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 25, 1996
                        (Date of Earliest Event Reported)

                          COMMAND SECURITY CORPORATION
                          ----------------------------
             (Exact name of Registrant as Specified in its Charter)

                                    New York
                                    --------
                            (State of Incorporation)

                                     0-18684
                                     -------
                            (Commission File Number)

                                   14-1626307
                                   ----------
                        (IRS Employer Identification No.)

                  Lexington Park, Lagrangeville, New York 12540
                  ---------------------------------------------
                    (Address of Principal Executive Offices)

                                 (914) 454-3703
                                 --------------
                         (Registrant's Telephone Number)

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Item 1-Item 4  Not Applicable.

Item 5         Not Applicable.

Item 6         Not Applicable.

Item 7         Financial Statements and Exhibits.

               (a),(b) Not Applicable.

               (c) Exhibits

               (I) Press release dated September 17, 1996

Item 8.        Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 25, 1996            COMMAND SECURITY CORPORATION

                                    by: /s/ H. Richard Dickinson
                                       --------------------------
                                    H. Richard Dickinson
                                    Chief Financial Officer